                                  EXHIBIT 99.1

                (Certification Required by 18 U.S.C. Section 1350
     (as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002)

I, Slav Stein, as President and Chief Executive Officer of AESP, Inc. (the "Company"), certify, pursuant to 18 U.S.C. Section 1350 (as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002), that to my knowledge:

1. the accompanying Annual Report on Form 10-K of the Company for the annual period ended December 31, 2002 (the "Report"), filed with the U.S. Securities and Exchange Commission, fully complies with the requirements of
     Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

     A signed original of this written statement required by Section 906 has been provided to AESP, Inc. and will be retained by AESP, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.


Date:  March 31, 2003                                  /s/ Slav Stein
                                                       -------------------------
                                                       Slav Stein
                                                       President and Chief
                                                       Executive Officer

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                (Certification Required by 18 U.S.C. Section 1350
     (as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002)

I, John F. Wilkens, as Chief Financial Officer of AESP, Inc. (the "Company"), certify, pursuant to 18 U.S.C. Section 1350 (as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002), that to my knowledge:

1. the accompanying Annual Report on Form 10-K of the Company for the annual period ended December 31, 2002 (the "Report"), filed with the U.S. Securities and Exchange Commission, fully complies with the requirements of
     Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to AESP, Inc. and will be retained by AESP, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.


Date:  March 31, 2003                                /s/ John F. Wilkens
                                                     ----------------------
                                                     John F. Wilkens
                                                     Chief Financial Officer